LINE OF CREDIT MODIFICATION AGREEMENT

THIS LINE OF CREDIT MODIFICATION AGREEMENT (this "Agreement") is made and entered into this 6thday of August, 2015 ("Effective Date"), by and between VAST EXPLORATION, LLC, a Texas limited liability company (the "Lender"), and JAYHAWK ENERGY, INC., a Colorado corporation (the "Borrower").

RECITALS:

WHEREAS, the Borrower executed a Revolving Credit Note for the benefit of the Lender with an effective date of June 30, 2015 (the "Note"). The Note has a maximum principal balance of One Hundred Thousand and NO/100ths Dollars ($100,000). The Note is payable on-demand, if not sooner demanded, then it matures on June 30, 2016.

WHEREAS, Borrower has requested that the Note's maximum principal balance be adjusted to One Hundred Fifty Thousand and NO/100ths Dollars ($150,000). Lender desires to honor the request subject to the terms and conditions included herein.

NOW, THEREFORE, in consideration of the mutual promises, accommodations and benefits to the parties, the parties agree as follows:

1. Adjusted Maximum Principal Balance. The adjusted maximum principal balance of the Note as of the Effective Date shall be One Hundred Fifty Thousand and NO/100ths Dollars ($150,000).

2. Fee for Extension. The Borrower shall pay a line of credit modification fee equal to Five Percent (5%) of the Adjusted Maximum Principal Balance, to be accrued against the adjusted balance of the Note. The Fee for Extension shall be treated a draw on the Note until repaid.

3. Adjustment of Interest Rate. None.

4. Other Terms Unchanged. All terms of the Note executed on June 30, 2015, shall remain unchanged. All definitions shall be those set forth in the Note with the Note modified as set forth herein.

5. Debt Confirmed; Warranty. By its signature on this Agreement, Borrower fully confirms the debt.

THIS AGREEMENT REPRESENTS THE FINAL LINE OF CREDIT MODIFICATION AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties have executed the foregoing Agreement as of the Effective Date.

JAYHAWK ENERGY, INC.
"BORROWER"

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By: Kelly Stopher
Title: Interim President/CEO, CFO

VAST EXPLORATION, LLC
"LENDER"

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By: Scott Mahoney
Title: CEO and Manager